Exhibit 10.44

                                 PROMISSORY NOTE

$17,800,000                                                 Birmingham, Alabama
                                                                July 18, 1996

         FOR VALUE RECEIVED, the undersigned, MEDCATH OF TUCSON, L.L.C., a North Carolina limited liability company ("Borrower"), promises to pay to the order of CAPSTONE CAPITAL CORPORATION, a Maryland corporation ("Lender"), the principal sum of SEVENTEEN MILLION EIGHT HUNDRED THOUSAND DOLLARS ($17,800,000), or so much as may be advanced hereunder, together with interest on the unpaid principal amount from time to time outstanding at the per annum rates set forth herein.

         This Note is executed pursuant to the Loan Agreement dated as of the date hereof between Borrower and Lender (such Loan Agreement, as it may from time to time be supplemented, modified and amended, being referred to in this Note as the "Loan Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement).

         1. Defined Terms. As used herein, the following terms shall have the following meanings:

         "Adjustment Date" shall mean the dates during the Permanent Term upon which the interest rate accruing hereunder will be adjusted; the first adjustment date will be on the anniversary of the Conversion Date, and each succeeding Adjustment Date will be on the anniversary of the first Adjustment Date.

         "Advances" means the advances of the Loan to be made by Lender in accordance with the provisions of the Loan Agreement during the Construction Term.

         "Assumed Term" means a period of twenty-five (25) years commencing as of the Conversion Date.

         "Construction Term" means the period of time during which Lender will make Advances of the Loan to Borrower, which shall commence on the date hereof and shall expire on the Conversion Date.

         "Conversion Date" means the date on which this Note will convert from a "draw" note to a term loan note, and shall on the earlier to occur of (i) the date the Improvements are completed in substantial compliance with the Plans and Specifications and certificates of occupancy are issued by the applicable authority, or (ii) November 1, 1997.

         "Fixed Rate" means a per annum rate to be determined by Lender by adding three hundred and fifty (350) basis points (3.50%) to the seven (7) year United States Treasury most


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immediately  available to Lender on the Conversion  Date, and which shall be the effective rate accruing on the principal sum during the Permanent Term.

         "Floating Rate" means a variable rate of interest equal to the Prime Rate plus one percent (1%), as the same may change from time to time.

         "Improvements" means the Tucson Heart Hospital, a 60-bed acute care hospital specializing in cardiology services and cardiovascular surgery, and related site improvements to be constructed on the Property in accordance with the Loan Agreement.

         "Loan" means the loan made by Lender to the Borrower pursuant to the Loan Agreement and evidenced hereby.

         "Loan Year" shall mean the twelve (12) month period from the Conversion Date until the day before the anniversary of the date thereof, and each successive twelve (12) month period thereafter until the Maturity Date.

         "Maturity Date" means the date on which the Loan will be due and payable, and shall be the date that is eighty-four (84) months from the Conversion Date, but not later than November 1, 2004.

         "Permanent Term" means the period of time from the Conversion Date through the Maturity Date.

         "Prime Rate" means the rate of interest designated by NationsBank, N.A. as its Prime Rate, as the same may change from time to time.

         2.       Advances.

         The Proceeds of the Loan will be advanced from time to time to the Borrower by the Lender in installments pursuant to the terms of the Loan Agreement.

         3.       Interest Rate.

                  (a) During the Construction Term, the outstanding principal balance will bear interest at the Floating Rate.

                  (b) Commencing on Conversion Date, the outstanding principal balance hereof shall bear interest at the Fixed Rate; however, the Fixed Rate will be adjusted on each Adjustment Date during the Permanent Term, by adding twenty-seven (27) basis points to the last effective rate. For example, if during the first Loan Year of the Permanent Term, the Fixed Rate is ten percent (10%) per annum, during the second Loan Year of the Permanent Term, the interest rate will be 10.27%, during the third Loan Year of the Permanent Term, the interest rate will be 10.54%, etc.

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                  (c) Interest on the  principal  amount shall be  calculated on the basis of a 360-day year by multiplying the principal amount by the per annum Fixed Rate set forth above, multiplying the product thereof by the actual number of days elapsed, and dividing the product so obtained by 360.

                  (d) Upon the occurrence and during the continuance of any Event of Default hereunder, the interest rate accruing hereunder will be increased by ten percent (10%) of the rate then accruing hereunder (the "Default Rate").

                  (e) Borrower agrees to pay an effective rate of interest based on the rates stated above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Borrower, or any benefit received or to be received by Lender, in connection with this Note.

         4. Payment Terms. The principal of and interest on this Note are payable as follows:

                  (a) On September 1, 1996, and on the first (1st) business day of each calendar month thereafter, to and including the first (1st) business day of the calendar month immediately succeeding the Conversion Date, Borrower shall pay to Lender all accrued and unpaid interest at the Floating Rate.

                  (b) On the first (1st) business day of the second calendar month immediately succeeding the Conversion Date, and on the same day of each calendar month thereafter for the following eighty-three (83) months, Borrower will pay to Lender an installment of principal and interest in an amount necessary to amortize fully the Loan over the Assumed Term at the applicable Fixed Rate then in effect; provided, however, that the Borrower may by written notice delivered to Lender at least five (5) Business Days prior to the Conversion Date, elect to defer the payment of principal and interest described in this Subsection 4(b) for six (6) months, during which such period Borrower shall pay installments of interest only at the applicable Fixed Rate, and said installments of principal and interest shall instead commence on the eighth
(8th) calendar month thereafter. On each adjustment of the interest rate hereunder, the monthly installments shall be recalculated based on the adjusted interest rate and the remaining years in the Assumed Term.

                  (c) On the Maturity Date, the outstanding principal balance of this Note, together with accrued and unpaid interest thereon, will be due and payable. A substantial principal payment will be due at maturity.

                  (d) Each payment hereunder shall be applied first to accrued but unpaid interest on the outstanding principal balance hereof, and then to reduction of principal.

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                 (e) The  Loan  may not be  prepaid  at any  time  prior to the expiration of the third (3) Loan Year of the Permanent Term; thereafter, commencing with the beginning of the fourth (4) Loan Year of the Permanent Term, the Loan may be prepaid, in whole or in part, at any time and from time to time provided that (i) such prepayments must be accompanied by a prepayment premium equal to three percent (3%) of the amount prepaid during the fourth Loan Year of the Permanent Term, decreasing by one percent (1%) per Loan Year thereafter, and
(ii) and partial prepayments must be in increments of $100,000. Borrower must give Lender thirty (30) days prior written notice of any partial prepayments of $500,000 or more, and fifteen (15) days prior written notice of any partial prepayment of less than $500,000. Prepayments will be applied to installments coming due in their inverse order of maturity. Amounts prepaid may not be reborrowed. Notwithstanding the foregoing, no prepayment premium will be due and payable with respect to prepayments from insurance proceeds or condemnation awards or as otherwise provided in the Loan Agreement.

                  (f) If the Loan is declared to be immediately due and payable by reason of an Event of Default under the Loan Documents, there shall be added to the principal balance then due an amount equal to the prepayment premium which would be due in the event of voluntary prepayment; if this Note is not then subject to prepayment at the option of the Borrower, a premium of five percent (5%) of the outstanding principal balance being prepaid shall be added.

                  (g) All payments on this Note shall be made in lawful money of the United States by wire transfer of same day funds to the Lender's account #0000040999 at First Commercial Bank, Birmingham, Alabama, ABA Routing No. 062003605, Attention: Todd Beard, with advice to William C. Harlan at (205) 967-2092 (or such other account or location specified by the Lender from time to time in writing) on or before 2:00 p.m., Central Standard Time, on any Business Day. Each payment received shall be credited first to interest then due, with the remainder credited to principal.

         5.       Interest on Overdue Installments; Collection Costs.

                  (a) Upon the occurrence and during the continuance of an Event of Default hereunder, Borrower agrees to pay interest to Lender at the Default Rate on the aggregate outstanding Loan Obligations (including accrued interest).

                  (b) Lender shall be entitled to recover all costs of collecting, securing or attempting to collect or secure this Note, including, without limitation, court costs and reasonable attorneys' fees, including reasonable attorneys' fees in any appellate or bankruptcy proceedings.

         6. Security. This Note is evidenced, secured, and guaranteed by the Loan Documents and the Collateral.

         7. Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" hereunder and under each of the other Loan Documents:


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                  (a)  Nonpayment of  Indebtedness.  Failure by Borrower to make any payment of interest or principal or any other sum due within five (5) business days of the day same becomes due, whether by acceleration or otherwise, under the terms of this Note or any other Loan Document.

                  (b) Event of Default under Loan Documents. The occurrence of any Event of Default under any other Loan Document which is not cured within applicable curative periods. Notwithstanding anything in this Section, all requirements of notice shall be deemed eliminated if Lender is prevented from giving such notice by bankruptcy or other applicable law. The cure period, if any, shall then run from the occurrence of the event or condition of Default rather than from the date of notice.

         8. Usury. In no event shall the amount of interest due or payable hereunder (including interest calculated at the Default Rate) exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by Borrower or inadvertently received by Lender (or any subsequent holder hereof), then such excess sum shall be credited as a payment of principal, unless Lender (or any subsequent holder hereof) elects to have such excess sum refunded to Borrower forthwith, which refund Borrower hereby agrees to accept. It is the express intent hereof that Borrower not pay and Lender (or any subsequent holder hereof) not receive, directly or indirectly, interest in excess of that which may be legally paid by Borrower under applicable law.

         9. Relationship of Parties. Borrower and Lender agree that the relationship between them shall be solely that of debtor and creditor. Nothing contained in this Note or in any other Loan Document shall be deemed to create a partnership, tenancy-in-common, joint tenancy, joint venture or co-ownership by or between Borrower and Lender. Lender (or any subsequent holder hereof) shall not be in any way responsible or liable for debts, losses, obligations or duties of Borrower with respect to any collateral given as security for this Note or otherwise. Borrower, at all times consistent with the terms and provisions of this Note and the Loan Documents, shall be free to determine and follow its own policies and practices in the conduct of its business.

         10.      Miscellaneous.

                  (a) Borrower agrees that, as of the date hereof, there are no defenses, equities, or setoffs with respect to the obligations set forth herein.

                  (b) All amounts due hereunder shall be payable in lawful money of the United States of America.

                  (c) With respect to the amounts due under this Note, Borrower waives the following to the fullest extent permitted by law:

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                           (i) All rights of exemption of property  from levy or
         sale under execution or other process for the collection of debts under the Constitution or laws of the United States or any state thereof;

                           (ii) Demand, presentment, protest, notice of dishonor, notice of non-payment, diligence in collection, and all other requirements necessary to charge or hold the Borrower liable on any obligations hereunder; and

                           (iii)   Receipt  of  any   further   notice  from  or
         acknowledgment by Lender of any collateral now or hereafter deposited as security for the obligations hereunder.

                  (d) Section headings are inserted for convenience of reference only and shall be disregarded in the interpretation of this Note.

                  (e) The provisions of this Note shall be construed without regard to the party responsible for the drafting and preparation hereof.

                  (f) Lender may, at its option, release any Collateral given to secure the indebtedness evidenced hereby, or the Guarantor from its obligations under the Guaranty, or release any other guarantor from its obligations under any other guaranty hereof, and no such release shall impair the obligations of Borrower to Lender.

                  (g) Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein.

                  (h) Lender shall not by any act, delay, omission, or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid unless in writing and signed by Lender. All rights and remedies of Lender under the terms of this Note, the other Loan Documents and applicable statutes or rules of law, shall be cumulative and may be exercised successively or concurrently.

                  (i) The obligations of Borrower hereunder shall be binding upon and enforceable against Borrower and its successors and assigns.

                  (j) Any provision in this Note which may be unenforceable or invalid under any law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provision hereof.

                  (k) THE VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT OF THIS INSTRUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ALABAMA. THE LENDER'S PRINCIPAL PLACE OF BUSINESS IS LOCATED IN JEFFERSON COUNTY IN THE
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STATE  OF  ALABAMA,  AND THE  BORROWER  AGREES  THAT  THIS  INSTRUMENT  SHALL BE
DELIVERED TO, FUNDED FROM, AND HELD BY LENDER AT SUCH PRINCIPAL PLACE OF BUSINESS, AND THE HOLDING OF THIS INSTRUMENT BY LENDER THEREAT SHALL CONSTITUTE SUFFICIENT MINIMUM CONTACTS OF BORROWER WITH JEFFERSON COUNTY AND THE STATE OF ALABAMA FOR THE PURPOSE OF CONFERRING JURISDICTION UPON THE FEDERAL AND STATE COURTS PRESIDING IN SUCH COUNTY AND STATE. BORROWER CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING ARISING HEREUNDER MAY BE BROUGHT IN THE CIRCUIT COURT OF THE STATE OF ALABAMA, JEFFERSON COUNTY, ALABAMA OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ALABAMA AND ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY SUCH COURT IN ANY ACTION OR PROCEEDING INVOLVING THIS INSTRUMENT. NOTHING HEREIN SHALL LIMIT THE JURISDICTION OF ANY OTHER COURT.

                  (l) BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS NOTE OR ANY OTHER LOAN DOCUMENT, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS NOTE, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWER AGREES THAT LENDER MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF THE BORROWER IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY AS AN INDUCEMENT TO LENDER TO MAKE THE LOAN, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER (WHETHER OR NOT MODIFIED HEREIN) BETWEEN BORROWER AND LENDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         IN WITNESS WHEREOF, Borrower has caused this instrument to be properly executed on the day and year first above written.

                              MEDCATH OF TUCSON, L.L.C.,
                              a North Carolina limited liability company

                              BY:      SOUTHERN ARIZONA HEART, INC.,


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                                       a North Carolina corporation
                                       Its Managing Member


                                       By: /s/ Robert R. Weathers
                                          --------------------------------------
                                                Its President
                                                   -----------------------------


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STATE OF Arizona                                  )
         -----------------------------------------
COUNTY OF Pima                                    )
          ----------------------------------------


         I, the undersigned, a Notary Public, in and for said County in said State, hereby certify that Robert R. Weathers whose name as President of Southern Arizona Heart, Inc., a North Carolina corporation, as the Managing Member of MedCath of Tucson, L.L.C., a North Carolina limited liability company, is signed to the foregoing Agreement and who is known to me, acknowledged before me on this day that, being informed of the contents of the Agreement, he, as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation, acting in its capacity as aforesaid.

         Given under my hand this the 18 day of July, 1996.


                                         /s/ Suzanne T. Garcia
                                         -------------------------------------
                                         Notary Public
                                         My Commission Expires: October 20, 1997


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